SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 31, 2003


                               WESTWOOD ONE, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-13020                    95-3980449
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    (State or other                 (Commission                 (IRS Employer
jurisdiction of incorporation       File Number)             Identification No.)


              40 W 57th Street 5th Floor, New York, New York 10019 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code (212) 641-2000


         (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

     Registrant issued a press release announcing its fourth quarter and year-end 2003 financial results.

                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  February 18, 2004                                /S/ Andrew Zaref
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                                                        Andrew Zaref
                                                        Chief Financial Officer

                                  EXHIBIT INDEX
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Exhibit No.    Exhibit
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   99.1 Press Release of Westwood One, Inc. announcing its fourth quarter and year end 2003 financial results.